PART IV	Free Writing Prospectus Filed Pursuant to Rule 433 Registration Statement No. 333-177923 Dated February 4, 2014

- Equity Risk Premium E/Y L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPEYEU	**Reuters ID**		**Core Index**	No		

Description: A long/short portfolio of European equities based on a company's earnings yield

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: --- to 03 February 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	101.27	03-Feb-2014
High	105.36	20-Jan-2014
Low	101.27	03-Feb-2014
Start	---	28-Jan-2014
End	101.27	03-Feb-2014

Risk Measures

Volatility	9.63%
Sharpe Ratio	-4.67
Maximum Drawdown	-3.88%
Monthly Maximum Drawdown	-0.03%
Embedded Index Fee	---

Return Statistics

Annualized Return	-54.56%
Number of Positive Months	0
Number of Negative Months	2

Return

Daily Return	-0.25%
Month to Date Return	-0.25%
Quarter To Date Return	-3.61%
Year To Date Return	-3.61%
3 Month Return	-3.61%
6 Month Return	-3.61%
1 Year Return	-3.61%
3 Year Return	-3.61%
5 Year Return	-3.61%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	---	-1.46	---	---	---	---	---	---	---	---	---	---	---

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	—	-1.45	—	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—	—	—	—


Index Levels**
102
101
100
99
98
97
96
95
17 Jan
24 Jan
31 Jan
Selected Start Date: 01-17-2014 Selected End Date: 02-03-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Risk Measures

Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.

Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.

Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.

5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- Equity Risk Premium E/Y L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPEYEU	**Reuters ID**		**Core Index**	No		

Description: A long/short portfolio of European equities based on a company's earnings yield

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

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None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Risk Premium E/Y L/S EU	101.27	03-Feb-2014	-54.56%	-3.01%	0	9.03%	-4.07	-3.88%	--

Index Levels**


102
101
100
99
98
97
96
95
17 Jan
24 Jan
31 Jan

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


12%
10%
8%
6%
4%
2%
0%
17 Jan
24 Jan
31 Jan

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium Earnings Momentum L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPEMEU	**Reuters ID**		**Core Index**	Yes		

Description: A long/short portfolio of European equities based on average change in the estimates of a companys future earnings

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: --- to 03 February 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	106.17	03-Feb-2014
High	106.73	31-Jan-2014
Low	104.63	27-Jan-2014
Start	---	28-Jan-2014
End	106.17	03-Feb-2014

Risk Measures

Volatility	7.29%
Sharpe Ratio	3.41
Maximum Drawdown	-1.38%
Monthly Maximum Drawdown	-0.01%
Embedded Index Fee	---

Return Statistics

Annualized Return	8.18%
Number of Positive Months	1
Number of Negative Months	1

Return

Daily Return	-0.30%
Month to Date Return	-0.30%
Quarter To Date Return	0.37%
Year To Date Return	0.37%
3 Month Return	0.37%
6 Month Return	0.37%
1 Year Return	0.37%
3 Year Return	0.37%
5 Year Return	0.37%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	---	1.42	---	---	---	---	---	---	---	---	---	---	---

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2013	–	–	–	–	–	–	–	–	–	–	–	–	–


Index Levels**
101
100.6
100.2
99.8
99.4
99
98.6
98.2
97.8
17 Jan
24 Jan
31 Jan
Selected Start Date: 01-17-2014 Selected End Date: 02-03-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 8% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

J.P.Morgan Welcome to J.P. Morgan Markets, DAP_TEST1 - FOR PENETRATION TEST DAP_TEST1 Log Out | Contact Us | Help | My Quick Links | Search Research and Analytics

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HOME | INDICES

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- Equity Risk Premium Earnings Momentum L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPEMEU	**Reuters ID**		**Core Index**	Yes		

Description: A long/short portfolio of European equities based on average change in the estimates of a companys future earnings

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

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None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Risk Premium Earnings Momentum L/S EU	106.17	03-Feb-2014	8.18%	0.37%	1	7.28%	3.41	-1.30%	0 M -5 D

Index Levels**



101
100.6
100.2
99.8
99.4
99
98.6
98.2
97.8
17 Jan
24 Jan
31 Jan

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown



8%
7%
6%
5%
4%
3%
2%
1%
0%
17 Jan
24 Jan
31 Jan

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Equity Risk Premium Low PEG L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPPGEU	**Reuters ID**		**Core Index**	No		

Description: A long/short portfolio of European equities based on average estimates of a company's price to earnings to growth ratio

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: — to 03 February 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	103.60	03-Feb-2014
High	105.90	17-Jan-2014
Low	103.60	03-Feb-2014
Start	—	28-Jan-2014
End	103.60	03-Feb-2014

Risk Measures

Volatility	5.53%
Sharpe Ratio	-5.45
Maximum Drawdown	-2.17%
Monthly Maximum Drawdown	-0.02%
Embedded Index Fee	—

Return Statistics

Annualized Return	-37.60%
Number of Positive Months	0
Number of Negative Months	2

Return

Daily Return	-0.68%
Month to Date Return	-0.68%
Quarter To Date Return	-2.17%
Year To Date Return	-2.17%
3 Month Return	-2.17%
6 Month Return	-2.17%
1 Year Return	-2.17%
3 Year Return	-2.17%
5 Year Return	-2.17%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	—	-0.19	—	—	—	—	—	—	—	—	—	—	—

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2013 – – – – – – – – – – – – –


Index Levels**
100
99.6
99.2
98.8
98.4
98
97.6
97.2
96.8
17 Jan
24 Jan
31 Jan
Selected Start Date: 01-17-2014 Selected End Date: 02-03-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmicreturns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

J.P.Morgan Welcome to J.P. Morgan Markets, DAP_TEST1 - FOR PENETRATION TEST DAP_TEST1 Log Out | Contact Us | Help | My Quick Links | Search Research and Analytics

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPPGEU	**Reuters ID**		**Core Index**	No		

Description: A long/short portfolio of European equities based on average estimates of a company's price to earnings to growth ratio

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Risk Premium Low PEG L/S EU	103.60	03-Feb-2014	-37.80%	-2.17%	0	5.53%	-5.45	-2.17%	--



Index Levels**
100
99.6
99.2
98.8
98.4
98
97.6
97.2
96.8
17 Jan
24 Jan
31 Jan



Volatility(%)
1 M
3 M
6 M
1 Yr



Drawdown
6%
5%
4%
3%
2%
1%
0%
17 Jan
24 Jan
31 Jan

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium Low Size L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Multi Strategy	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPLSEU	**Reuters ID**		**Core Index**	No		

Description: A long/short portfolio of European equities based on a compny's size

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: --- to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	100.79	03-Feb-2014
High	101.35	24-Jan-2014
Low	99.97	23-Jan-2014
Start	---	28-Jan-2014
End	100.79	03-Feb-2014

Risk Measures

Volatility	6.98%
Sharpe Ratio	1.91
Maximum Drawdown	-0.62%
Monthly Maximum Drawdown	-0.01%
Embedded Index Fee	---

Return Statistics

Annualized Return	10.46%
Number of Positive Months	1
Number of Negative Months	1

Return

Daily Return	0.07%
Month to Date Return	0.07%
Quarter To Date Return	0.46%
Year To Date Return	0.46%
3 Month Return	0.46%
6 Month Return	0.46%
1 Year Return	0.46%
3 Year Return	0.46%
5 Year Return	0.46%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	---	-0.08	---	---	---	---	---	---	---	---	---	---	---

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	—	[illegible]	—	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—	—	—	—


Index Levels**
102
101.6
101.2
100.8
100.4
100
99.6
99.2
98.8
17 Jan
24 Jan
31 Jan
Selected Start Date: 01-17-2014 Selected End Date: 02-03-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Risk Measures

Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

J.P. Morgan | Terms of Use | Disclosures | Privacy Policy | Mobile | Feedback Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

J.P.Morgan | Welcome to J.P. Morgan Markets. DAP_TEST1 - FOR PENETRATION TEST DAP_TEST1 | Log Out | Contact Us | Help | My Quick Links | Search Research and Analytics

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HOME | INDICES

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- Equity Risk Premium Low Size L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Multi Strategy	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPLSEU	**Reuters ID**		**Core Index**	No		

Description: A long/short portfolio of European equities based on a company's size

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Risk Premium Low Size L/S EU	100.79	03-Feb-2014	10.40%	0.40%	1	6.98%	1.91	-0.02%	--

Index Levels**



102
101.6
101.2
100.8
100.4
100
99.6
99.2
98.8
17 Jan
24 Jan
31 Jan

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown



8%
7%
6%
5%
4%
3%
2%
1%
0%
17 Jan
24 Jan
31 Jan

(1) Calculation descriptions

J.P. Morgan | Terms of Use | Disclosures | Privacy Policy | Mobile | Feedback

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Equity Risk Premium NIM L/S EU | Index Family : Equity Risk Premium

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPNIEU	**Reuters ID**		**Core Index**	No		

Description: A long/short portfolio of European equities based on a company's net income margin

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: --- to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	94.62	03-Feb-2014
High	95.42	23-Jan-2014
Low	93.86	29-Jan-2014
Start	---	28-Jan-2014
End	94.62	03-Feb-2014

Risk Measures

Volatility	5.04%
Sharpe Ratio	-2.95
Maximum Drawdown	-1.63%
Monthly Maximum Drawdown	-0.02%
Embedded Index Fee	---

Return Statistics

Annualized Return	-4.70%
Number of Positive Months	0
Number of Negative Months	2

Return

Daily Return	0.10%
Month to Date Return	0.10%
Quarter To Date Return	-0.22%
Year To Date Return	-0.22%
3 Month Return	-0.22%
6 Month Return	-0.22%
1 Year Return	-0.22%
3 Year Return	-0.22%
5 Year Return	-0.22%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	---	0.57	---	---	---	---	---	---	---	---	---	---	---

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved


Index Levels**
101
100.6
100.2
99.8
99.4
99
98.6
98.2
97.8
17 Jan
24 Jan
31 Jan
Selected Start Date: 01-17-2014 Selected End Date: 02-03-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return Index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium NIM L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPNEU	**Reuters ID**		**Core Index**	No		

Description: A long/short portfolio of European equities based on a company's net income margin

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Risk Premium NIM L/S EU	94.82	03-Feb-2014	-4.70%	-0.22%	0	8.04%	-2.98	-1.63%	–

Index Levels**


101
100.6
100.2
99.8
99.4
99
98.6
98.2
97.8
17 Jan
24 Jan
31 Jan

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


6%
5%
4%
3%
2%
1%
0%
17 Jan
24 Jan
31 Jan

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium Price Momt L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPPMEU	**Reuters ID**		**Core Index**	No		

Description: A long/short portfolio of European equities based on average change in the a company's share price

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: --- to 03 February 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	110.81	03-Feb-2014
High	111.90	31-Jan-2014
Low	109.90	28-Jan-2014
Start	---	28-Jan-2014
End	110.81	03-Feb-2014

Risk Measures

Volatility	7.78%
Sharpe Ratio	2.50
Maximum Drawdown	-1.63%
Monthly Maximum Drawdown	-0.02%
Embedded Index Fee	---

Return Statistics

Annualized Return	-6.32%
Number of Positive Months	1
Number of Negative Months	1

Return

Daily Return	-0.58%
Month to Date Return	-0.58%
Quarter To Date Return	-0.30%
Year To Date Return	-0.30%
3 Month Return	-0.30%
6 Month Return	-0.30%
1 Year Return	-0.30%
3 Year Return	-0.30%
5 Year Return	-0.30%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	---	0.83	---	---	---	---	---	---	---	---	---	---	---

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved


Index Levels**
101
100.6
100.2
99.8
99.4
99
98.6
98.2
97.8
17 Jan
24 Jan
31 Jan
Selected Start Date: 01-17-2014 Selected End Date: 02-03-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the Index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 6% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium Price Momt L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPPMEU	**Reuters ID**		**Core Index**	No		

Description: A long/short portfolio of European equities based on average change in the a company's share price

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Risk Premium Price Momt L/S EU	110.81	03-Feb-2014	-6.32%	-0.30%	1	7.78%	2.50	-1.63%	0 M -4 D

Index Levels**


101
100.6
100.2
99.8
99.4
99
98.6
98.2
97.8
17 Jan
24 Jan
31 Jan

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


8%
6%
4%
2%
0%
17 Jan
24 Jan
31 Jan

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium ROE L/S EU | Index Family : Equity Risk Premium

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPROEU	**Reuters ID**		**Core Index**	Yes		

Description: A long/short portfolio of European equities based on a company's ROE

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: --- to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	87.34	03-Feb-2014
High	87.34	03-Feb-2014
Low	84.91	17-Jan-2014
Start	---	28-Jan-2014
End	87.34	03-Feb-2014

Risk Measures

Volatility	3.71%
Sharpe Ratio	16.92
Maximum Drawdown	-0.15%
Monthly Maximum Drawdown	-0.00%
Embedded Index Fee	---

Return Statistics

Annualized Return	83.13%
Number of Positive Months	1
Number of Negative Months	1

Return

Daily Return	0.27%
Month to Date Return	0.27%
Quarter To Date Return	2.86%
Year To Date Return	2.86%
3 Month Return	2.86%
6 Month Return	2.86%
1 Year Return	2.86%
3 Year Return	2.86%
5 Year Return	2.86%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	---	1.08	---	---	---	---	---	---	---	---	---	---	---

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2013 — — — — — — — — — — — — —


Index Levels**
103
102.6
102.2
101.8
101.4
101
100.6
100.2
99.8
17 Jan
24 Jan
31 Jan
Selected Start Date: 01-17-2014 Selected End Date: 02-03-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.

Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.

Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.

5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

There is no guarantee that the Index will achieve the Best Month Return in the future.

Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the Index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above

Drawdown: Reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns

Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure

We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium ROE L/S EU | Index Family : Equity Risk Premium

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPROEU	**Reuters ID**		**Core Index**	Yes		

Description: A long/short portfolio of European equities based on a company's ROE

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Risk Premium ROE L/S EU	87.34	03-Feb-2014	83.13%	2.86%	1	3.71%	18.92	-0.16%	0 M -11 D

Index Levels**


103
102.6
102.2
101.8
101.4
101
100.6
100.2
99.8
17 Jan
24 Jan
31 Jan

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


3%
2%
1%
0%
17 Jan
24 Jan
31 Jan

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium Seasonal L/S EU | Index Family : Equity Risk Premium

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Multi Strategy	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPSYEU	**Reuters ID**		**Core Index**	No		

Description: A long/short portfolio of European equities based on a seasonal trends observed historically in the market

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: --- to 03 February 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	98.48	03-Feb-2014
High	99.18	17-Jan-2014
Low	97.73	27-Jan-2014
Start	---	28-Jan-2014
End	98.48	03-Feb-2014

Risk Measures

Volatility	5.08%
Sharpe Ratio	-4.53
Maximum Drawdown	-1.46%
Monthly Maximum Drawdown	-0.01%
Embedded Index Fee	---

Return Statistics

Annualized Return	-14.02%
Number of Positive Months	0
Number of Negative Months	2

Return

Daily Return	0.47%
Month to Date Return	0.47%
Quarter To Date Return	-0.70%
Year To Date Return	-0.70%
3 Month Return	-0.70%
6 Month Return	-0.70%
1 Year Return	-0.70%
3 Year Return	-0.70%
5 Year Return	-0.70%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	---	0.75	---	---	---	---	---	---	---	---	---	---	---

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2013 – – – – – – – – – – – – –


Index Levels**
100
99.8
99.6
99.4
99.2
99
98.8
98.6
98.4
98.2
98
97.8
17 Jan
24 Jan
31 Jan
Selected Start Date: 01-17-2014 Selected End Date: 02-03-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Equity Risk Premium Seasonal L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Multi Strategy	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPSYEU	**Reuters ID**		**Core Index**	No		

Description: A long/short portfolio of European equities based on a seasonal trends observed historically in the market

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with

None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Risk Premium Seasonal L/S EU	98.48	03-Feb-2014	-14.02%	-0.70%	0	5.08%	-4.53	-1.48%	--

Index Levels**


99.8
99.4
99
98.6
98.2
97.8
17 Jan
24 Jan
31 Jan

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


6%
5%
4%
3%
2%
1%
0%
17 Jan
24 Jan
31 Jan

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Australian Equity Futures Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	AUD
Risk Method	None	**Bloomberg ID**	FTJMAUEE	**Reuters ID**		**Core Index**	No		

Description: J.P. Morgan Australian Equity Futures Tracker is an efficient alternative for gaining exposure to the Australian equity market. It replicates the returns of a long position in the nearest month listed contract of S&P/ASX 200 Index Futures.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	107.99	03-Feb-2014
High	113.27	28-Oct-2013
Low	96.74	24-Jun-2013
Start	111.62	31-Dec-2013
End	107.99	03-Feb-2014

Risk Measures

Volatility	12.71%
Sharpe Ratio	---
Maximum Drawdown	-10.70%
Monthly Maximum Drawdown	-0.06%
Embedded Index Fee	---

Return Statistics

Annualized Return	6.39%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	0.04%
Month to Date Return	---
Quarter To Date Return	-3.74%
Year To Date Return	-3.74%
3 Month Return	-3.96%
6 Month Return	2.04%
1 Year Return	6.43%
3 Year Return	9.44%
5 Year Return	48.43%


Index Levels**
114
112
110
108
106
104
102
100
98
96
94
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Selected Start Date: 02-01-2013 Selected End Date: 02-03-2014

Monthly and Annual Return Statistics

Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-3.29	0.23	—	—	—	—	—	—	—	—	—	—	-3.26
2013	—	4.95	-2.61	4.05	-4.55	-2.64	5.06	2.16	1.96	3.70	-1.61	0.40	16.28

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the fist trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Australian Equity Futures Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	AUD
Risk Method	None	**Bloomberg ID**	FTJMAUEE	**Reuters ID**		**Core Index**	No		

Description: J.P. Morgan Australian Equity Futures Tracker is an efficient alternative for gaining exposure to the Australian equity market. It replicates the returns of a long position in the nearest month listed contract of S&P/ASX 200 Index Futures.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Australian Equity Futures Tracker	107.89	03-Feb-2014	6.38%	6.43%	7	12.71%	---	-10.70%	-5 M -4 D

Index Levels**


114
110
106
102
98
94
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


12.8%
12.6%
12.4%
12.2%
12%
11.8%
11.6%
11.4%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- China-A Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJMACEE	**Reuters ID**		**Core Index**	No		

Description: J.P. Morgan China-A Equity Futures Tracker is an efficient alternative for gaining exposure to the China-A Shares in China equity market. It replicates the returns of a long position in the nearest month listed contract ofx0aFTSE/Xinhua 50 CNY Futures.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 30 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	66.13	30-Jan-2014
High	92.58	06-Feb-2013
Low	66.06	20-Jan-2014
Start	70.98	31-Dec-2013
End	66.13	30-Jan-2014

Risk Measures

Volatility	23.64%
Sharpe Ratio	-1.20
Maximum Drawdown	-28.62%
Monthly Maximum Drawdown	-0.17%
Embedded Index Fee	---

Return Statistics

Annualized Return	-28.27%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	-1.71%
Month to Date Return	---
Quarter To Date Return	-6.04%
Year To Date Return	-6.04%
3 Month Return	-12.35%
6 Month Return	-5.37%
1 Year Return	-28.14%
3 Year Return	-32.04%
5 Year Return	-34.37%


Index Levels**
102
98
94
90
86
82
78
74
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-30-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-6.83	-1.84	—	—	—	—	—	—	—	—	—	—	-6.83
2013	—	-3.08	-9.21	-1.44	4.38	-14.94	-1.24	6.16	3.66	0.19	2.04	-6.74	-13.83

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- China-A Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJMACEE	**Reuters ID**		**Core Index**	No		

Description: J.P. Morgan China-A Equity Futures Tracker is an efficient alternative for gaining exposure to the China-A Shares in China equity market. It replicates the returns of a long position in the nearest month listed contract ofx0aFTSE/Xinhua 50 CNY Futures.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
China-A Equity Futures Tracker	66.13	30-Jan-2014	-28.27%	-28.14%	4	23.04%	-1.20	-28.62%	--

Index Levels


102
98
94
90
86
82
78
74
70
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


26%
25%
24%
23%
22%
21%
20%
19%
18%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- China-H Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	HKD
Risk Method	None	**Bloomberg ID**	FTJMHCEE	**Reuters ID**		**Core Index**	No		

Description: J.P Morgan China-H Equity Futures Tracker is an efficient alternative for gaining exposure to the China-H Shares in Hong Kong equity market. It replicates the returns of a long position in the nearest month listed contract of Hang\x0aSeng China Enterprise Index Futures.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 30 January 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	80.31	30-Jan-2014
High	98.53	01-Feb-2013
Low	73.00	25-Jun-2013
Start	88.85	31-Dec-2013
End	80.31	30-Jan-2014

Risk Measures

Volatility	22.20%
Sharpe Ratio	-0.84
Maximum Drawdown	-25.91%
Monthly Maximum Drawdown	-0.14%
Embedded Index Fee	---

Return Statistics

Annualized Return	-18.58%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	-1.02%
Month to Date Return	---
Quarter To Date Return	-8.32%
Year To Date Return	-8.32%
3 Month Return	-8.58%
6 Month Return	0.10%
1 Year Return	-18.49%
3 Year Return	-20.42%
5 Year Return	49.03%


Index Levels**
100
96
92
88
84
80
76
72
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-30-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-9.61	0.02	—	—	—	—	—	—	—	—	—	—	-9.61
2013	—	-6.06	-4.88	-0.07	-2.52	-10.52	4.42	1.18	5.66	2.79	7.56	-5.67	-4.01

[1] Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- China-H Equity Futures Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	HKD
Risk Method	None	**Bloomberg ID**	FTJMHCEE	**Reuters ID**		**Core Index**	No		

Description: J.P.Morgan China-H Equity Futures Tracker is an efficient alternative for gaining exposure to the China-H Shares in Hong Kong equity market. It replicates the returns of a long position in the nearest month listed contract of Hang\x0aSeng China Enterprise Index Futures.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Compare with: None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
China-H Equity Futures Tracker	80.31	30-Jan-2014	-18.56%	-18.45%	6	22.20%	-0.84	-25.91%	--

Index Levels**


100
96
92
88
84
80
76
72
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


22.2%
21.8%
21.4%
21%
20.6%
20.2%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- EUR USD FX Futures Tracker | Index Family : Futures Trackers

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Asset Class	FX	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	RFJPEUCE	**Reuters ID**		**Core Index**	No		

Description: The EUR USD FX Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the EUR USD FX contract.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods | Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	1.31	31-Jan-2014
High	98.13	17-Sep-2013
Low	1.24	27-Mar-2013
Start	1.34	31-Dec-2013
End	1.31	31-Jan-2014

Risk Measures

Volatility	616.86%
Sharpe Ratio	-0.00
Maximum Drawdown	-98.68%
Monthly Maximum Drawdown	-0.99%
Embedded Index Fee	---

Return Statistics

Annualized Return	-1.45%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	-0.49%
Month to Date Return	---
Quarter To Date Return	-1.22%
Year To Date Return	-1.22%
3 Month Return	-0.05%
6 Month Return	1.46%
1 Year Return	-1.45%
3 Year Return	-1.14%
5 Year Return	3.81%



Index Levels**
8000
7000
6000
5000
4000
3000
2000
1000
0
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-2.20	-1.32	—	—	—	—	—	—	—	—	—	—	-2.20
2013	—	-3.78	-1.92	2.08	-1.39	0.27	2.42	-0.98	2.38	0.48	-0.04	1.49	4.20

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) **Short Summary of the Risks**

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- EUR USD FX Futures Tracker | Index Family : Futures Trackers

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Asset Class	FX	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	RFJPEUCE	**Reuters ID**		**Core Index**	No		

Description: The EUR USD FX Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the EUR USD FX contract.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with: None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
EUR USD FX Futures Tracker	1.31	31-Jan-2014	-1.45%	-1.45%	6	616.86%	-0.00	-98.68%	--


Index Levels**
8000
7000
6000
5000
4000
3000
2000
1000
0
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr


Drawdown
700%
600%
500%
400%
300%
200%
100%
0%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Euro Bund Futures (G) Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RFJGEUBE	**Reuters ID**		**Core Index**	No		

Description: The Euro Bund Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Euro Bund.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	187.61	31-Jan-2014
High	189.31	02-May-2013
Low	178.35	05-Sep-2013
Start	181.47	30-Dec-2013
End	187.61	31-Jan-2014

Risk Measures

Volatility	6.39%
Sharpe Ratio	0.63
Maximum Drawdown	-5.79%
Monthly Maximum Drawdown	-8.03%
Embedded Index Fee	---

Return Statistics

Annualized Return	4.02%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	0.46%
Month to Date Return	---
Quarter To Date Return	3.42%
Year To Date Return	3.42%
3 Month Return	1.32%
6 Month Return	2.25%
1 Year Return	4.01%
3 Year Return	25.22%
5 Year Return	33.92%


Index Levels**
106
105
104
103
102
101
100
99
98
97
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	3.38	1.00	—	—	—	—	—	—	—	—	—	—	3.38
2013	—	2.17	1.63	0.78	-1.96	-1.69	0.60	-1.20	1.33	1.07	-0.21	-1.80	-1.90

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Euro Bund Futures (G) Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RFJGEUBE	**Reuters ID**		**Core Index**	No		

Description: The Euro Bund Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Euro Bund.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Euro Bund Futures (G) Tracker	107.81	31-Jan-2014	4.02%	4.01%	7	6.29%	0.63	-6.79%	--

Index Levels**


106
105
104
103
102
101
100
99
98
97
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


6.8%
6.6%
6.4%
6.2%
6%
5.8%
5.6%
5.4%
5.2%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- European Bond Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RFJPEUBE	**Reuters ID**		**Core Index**	No		

Description: The Euro Bund Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Euro Bund.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	182.12	31-Jan-2014
High	184.00	02-May-2013
Low	173.20	05-Sep-2013
Start	176.16	30-Dec-2013
End	182.12	31-Jan-2014

Risk Measures

Volatility	6.40%
Sharpe Ratio	0.60
Maximum Drawdown	-5.87%
Monthly Maximum Drawdown	-0.03%
Embedded Index Fee	---

Return Statistics

Annualized Return	3.85%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	0.46%
Month to Date Return	---
Quarter To Date Return	3.42%
Year To Date Return	3.42%
3 Month Return	1.28%
6 Month Return	2.16%
1 Year Return	3.84%
3 Year Return	24.56%
5 Year Return	32.72%


Index Levels**
106
105
104
103
102
101
100
99
98
97
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

[illegible]	[illegible]	[illegible]	—	—	—	—	—	—	—	—	—	—	[illegible]
2013	—	2.17	1.59	0.78	-1.96	-1.54	0.60	-1.20	1.29	1.07	-0.21	-1.94	-2.07

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business[] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calender months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic-return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- European Bond Futures Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RFJPEUBE	**Reuters ID**		**Core Index**	No		

Description: The Euro Bund Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Euro Bund.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
European Bond Futures Tracker	142.12	31-Jan-2014	3.85%	3.84%	7	6.40%	0.60	-5.87%	--

Index Levels**


106
105
104
103
102
101
100
99
98
97
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


6.8%
6.6%
6.4%
6.2%
6%
5.8%
5.6%
5.4%
5.2%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- European Equity Futures (G) Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	FTJGEUEE	**Reuters ID**		**Core Index**	No		

Description: The European Equity Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Dow Jones EURO STOXX 50 Index.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	3460.77	31-Jan-2014
High	3627.05	15-Jan-2014
Low	2842.10	17-Apr-2013
Start	3563.98	30-Dec-2013
End	3460.77	31-Jan-2014

Risk Measures

Volatility	16.41%
Sharpe Ratio	0.92
Maximum Drawdown	-11.39%
Monthly Maximum Drawdown	-0.09%
Embedded Index Fee	---

Return Statistics

Annualized Return	15.07%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	-0.10%
Month to Date Return	---
Quarter To Date Return	-1.31%
Year To Date Return	-1.31%
3 Month Return	-0.72%
6 Month Return	7.96%
1 Year Return	15.02%
3 Year Return	12.88%
5 Year Return	62.85%


Index Levels**
120
116
112
108
104
100
96
92
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-2.90	-0.49	—	—	—	—	—	—	—	—	—	—	-2.90
2013	—	-2.80	-0.71	4.00	3.93	-0.17	0.08	-1.05	0.05	6.25	0.80	0.85	22.66

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the Index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the Index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- European Equity Futures (G) Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	FTJGEUEE	**Reuters ID**		**Core Index**	No		

Description: The European Equity Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Dow Jones EURO STOXX 50 Index.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
European Equity Futures (G) Tracker	3,460.77	31-Jan-2014	16.07%	16.02%	7	16.41%	0.92	-11.38%	-5 M -26 D

Index Levels**


120
116
112
108
104
100
96
92
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr

Drawdown


21%
20%
19%
18%
17%
16%
15%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Hong Kong Equity Futures MYR Index | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	MYR
Risk Method	None	**Bloomberg ID**	CUPHKEM	**Reuters ID**		**Core Index**	No		

Description: The index rolls the Hang Seng index futures contract with MYR/HKD FX striking twice a month

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 25 February 2013

Export Current Statistics

Index Level Data

	Level	Date
Current	153.53	25-Feb-2013
High	153.53	25-Feb-2013
Low	153.53	25-Feb-2013
Start	147.65	31-Dec-2012
End	153.53	25-Feb-2013

Risk Measures

Volatility	0.00%
Sharpe Ratio	---
Maximum Drawdown	0.00%
Monthly Maximum Drawdown	0.00%
Embedded Index Fee	---

Return Statistics

Annualized Return	0.00%
Number of Positive Months	1
Number of Negative Months	0

Return

Daily Return	0.00%
Month to Date Return	---
Quarter To Date Return	---
Year To Date Return	---
3 Month Return	---
6 Month Return	---
1 Year Return	0.00%
3 Year Return	-0.79%
5 Year Return	81.61%


Index Levels**
200
180
160
140
120
100
01 Feb
08 Feb
15 Feb
22 Feb
Selected Start Date: 02-01-2013 Selected End Date: 02-25-2013

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
[illegible]	[illegible]	[illegible]											[illegible]

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2015	—	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	3.98

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmicreturns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmeticreturn calculations, logarithmicreturns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the Index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Hong Kong Equity Futures MYR Index | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	MYR
Risk Method	None	**Bloomberg ID**	CIJPHKEM	**Reuters ID**		**Core Index**	No		

Description: The index rolls the Hang Seng Index futures contract with MYR/HKD FX striking twice a month

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Hong Kong Equity Futures MYR Index	153.53	25-Feb-2013	0.00%	0.00%	1	0.00%	—	0.00%	–

Index Levels**


200
180
160
140
120
100
01 Feb
08 Feb
15 Feb
22 Feb

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


16.9%
16.8%
16.7%
16.6%
01 Feb
08 Feb
15 Feb
22 Feb

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

J.P.Morgan Welcome to J.P. Morgan Markets, DAP_TEST1 - FOR PENETRATION TEST DAP_TEST1 Log Out Contact Us Help My Quick Links Search Research and Analytics

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- Indian Equity Futures Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	CUPDEE	**Reuters ID**		**Core Index**	No		

Description: Index based on a strategy which aims to replicate the returns of a long position in the nearest month listed future contract of the SGX CNX Nifty Index Futures.

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	96.66	31-Jan-2014
High	104.17	17-May-2013
Low	87.39	28-Aug-2013
Start	101.25	31-Dec-2013
End	96.66	31-Jan-2014

Risk Measures

Volatility	20.17%
Sharpe Ratio	-0.32
Maximum Drawdown	-16.11%
Monthly Maximum Drawdown	-0.08%
Embedded Index Fee	---

Return Statistics

Annualized Return	-6.45%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	0.06%
Month to Date Return	---
Quarter To Date Return	-4.53%
Year To Date Return	-4.53%
3 Month Return	-6.29%
6 Month Return	2.27%
1 Year Return	-6.44%
3 Year Return	-8.14%
5 Year Return	70.93%



Index Levels**
102
100
98
96
94
92
90
88
86
84
82
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.53	-1.18	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-4.53

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2013	—	-6.31	-1.16	3.21	0.64	-2.94	0.83	-8.28	4.88	5.84	0.28	0.97	-1.27

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the Index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.

5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.

Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above

Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Indian Equity Futures Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	CUPIDEE	**Reuters ID**		**Core Index**	No		

Description: Index based on a strategy which aims to replicate the returns of a long position in the nearest month listed future contract of the SGX CNX Nifty Index Futures.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Indian Equity Futures Tracker	98.88	31-Jan-2014	-8.45%	-8.44%	4	20.17%	-0.32	-18.11%	–

Index Levels**


102
98
94
90
86
82
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


21%
20%
19%
18%
17%
16%
15%
14%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- J. P. Morgan German Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	FTJFDEEE	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan German Equity Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the DAX Index (German 30 Stock Index).

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	4464.46	31-Jan-2014
High	4668.69	17-Jan-2014
Low	3584.72	19-Apr-2013
Start	4599.49	30-Dec-2013
End	4464.46	31-Jan-2014

Risk Measures

Volatility	14.70%
Sharpe Ratio	1.26
Maximum Drawdown	-9.76%
Monthly Maximum Drawdown	-0.07%
Embedded Index Fee	---

Return Statistics

Annualized Return	18.52%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	-0.38%
Month to Date Return	---
Quarter To Date Return	-1.01%
Year To Date Return	-1.01%
3 Month Return	3.38%
6 Month Return	10.67%
1 Year Return	18.47%
3 Year Return	27.17%
5 Year Return	106.87%


Index Levels**
126
122
118
114
110
106
102
98
94
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-2.94	-0.91	—	—	—	—	—	—	—	—	—	—	-2.94
2013	—	-0.58	0.46	1.54	5.62	-4.88	3.55	-1.60	5.72	5.16	4.13	1.51	25.45

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- J. P. Morgan German Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	FTJFDEEE	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan German Equity Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the DAX Index (German 30 Stock Index).

SUMMARY ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
J. P. Morgan German Equity Futures Tracker	4,464.46	31-Jan-2014	18.52%	18.47%	7	14.70%	1.26	-9.76%	-4 M -21 D

Index Levels**


126
122
118
114
110
106
102
98
94
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


19%
18%
17%
16%
15%
14%
13%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- J.P. Morgan 1m USD TRY Forward Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJFTRYE	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan USD TRY FX Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the USD TRY FX contract.

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	74.94	31-Jan-2014
High	77.29	24-Jan-2014
Low	61.39	01-Feb-2013
Start	71.64	31-Dec-2013
End	74.94	31-Jan-2014

Risk Measures

Volatility	10.52%
Sharpe Ratio	2.10
Maximum Drawdown	-5.00%
Monthly Maximum Drawdown	-0.06%
Embedded Index Fee	---

Return Statistics

Annualized Return	22.14%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	0.58%
Month to Date Return	---
Quarter To Date Return	3.48%
Year To Date Return	3.48%
3 Month Return	10.19%
6 Month Return	13.29%
1 Year Return	22.07%
3 Year Return	16.57%
5 Year Return	-2.00%


Index Levels**
126
122
118
114
110
106
102
98
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	4.81	-0.33	—	—	—	—	—	—	—	—	—	—	4.81
2013	—	1.88	0.27	-1.32	4.34	2.39	0.20	3.98	-0.98	-2.07	0.85	5.79	13.88

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- J.P. Morgan 1m USD TRY Forward Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJFTRYE	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan USD TRY FX Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the USD TRY FX contract.

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

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None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
J.P. Morgan 1m USD TRY Forward Tracker	74.84	31-Jan-2014	22.14%	22.07%	8	10.82%	2.10	-5.80%	-1 M -9 D

Index Levels**


126
122
118
114
110
106
102
98
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


11%
10%
9%
8%
7%
6%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- J.P. Morgan CHF FX Futures Tracker | Index Family : Futures Trackers

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Asset Class	FX	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	RFJPCHCE	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan USD CHF FX Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the USD CHF FX contract.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	88.81	31-Jan-2014
High	91.10	17-Dec-2013
Low	82.45	22-May-2013
Start	90.69	31-Dec-2013
End	88.81	31-Jan-2014

Risk Measures

Volatility	9.08%
Sharpe Ratio	-0.04
Maximum Drawdown	-7.47%
Monthly Maximum Drawdown	-0.06%
Embedded Index Fee	---

Return Statistics

Annualized Return	-0.34%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	-0.46%
Month to Date Return	---
Quarter To Date Return	-0.75%
Year To Date Return	-0.75%
3 Month Return	0.48%
6 Month Return	2.16%
1 Year Return	-0.34%
3 Year Return	2.35%
5 Year Return	22.51%


Index Levels**
104
102
100
98
96
94
92
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-2.07	-1.08	—	—	—	—	—	—	—	—	—	—	-2.07
2013	—	-2.83	-1.32	2.08	-3.19	1.66	2.15	-0.83	2.97	-0.20	-0.17	1.98	2.46

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- J.P. Morgan CHF FX Futures Tracker | Index Family : Futures Trackers

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Asset Class	FX	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	RFJPCHCE	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan USD CHF FX Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the USD CHF FX contract

SUMMARY ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
J.P. Morgan CHF FX Futures Tracker	88.81	31-Jan-2014	-0.34%	-0.34%	8	9.08%	-0.04	-7.47%	-4 M -7 D

Index Levels**


104
102
100
98
96
94
92
90
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


9.4%
9.2%
9%
8.8%
8.6%
8.4%
8.2%
8%
7.8%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- J.P. Morgan Euro Schatz Futures Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RFJPEU2E	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan Euro Schatz Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the short-term German Federal Government debt securities.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	118.80	31-Jan-2014
High	118.81	17-May-2013
Low	118.16	05-Sep-2013
Start	118.43	30-Dec-2013
End	118.80	31-Jan-2014

Risk Measures

Volatility	0.62%
Sharpe Ratio	0.87
Maximum Drawdown	-0.55%
Monthly Maximum Drawdown	-0.00%
Embedded Index Fee	—

Return Statistics

Annualized Return	0.53%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	0.05%
Month to Date Return	—
Quarter To Date Return	0.31%
Year To Date Return	0.31%
3 Month Return	0.09%
6 Month Return	0.29%
1 Year Return	0.53%
3 Year Return	3.34%
5 Year Return	6.38%


Index Levels**
101
100.8
100.6
100.4
100.2
100
99.8
99.6
99.4
99.2
99
98.8
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	0.31	0.11	—	—	—	—	—	—	—	—	—	—	0.31
2013	—	0.44	0.13	-0.07	-0.08	-0.21	0.10	-0.06	0.14	0.11	0.03	-0.24	-0.28

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- J.P. Morgan Euro Schatz Futures Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RFJPEU2E	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan Euro Schatz Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the short-term German Federal Government debt securities.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
J.P. Morgan Euro Schatz Futures Tracker	118.80	31-Jan-2014	0.53%	0.53%	7	0.82%	0.87	-0.55%	--

Index Levels**



100.8
100.4
100
99.6
99.2
98.8
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown



4%
3%
2%
1%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- J.P. Morgan Turkish Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJMTREE	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan Turkish Equity Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Istanbul Stock Exchange 30 Stock Index (XU030 Index).

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	48.33	03-Feb-2014
High	77.92	22-May-2013
Low	48.33	03-Feb-2014
Start	53.13	31-Dec-2013
End	48.33	03-Feb-2014

Risk Measures

Volatility	32.64%
Sharpe Ratio	-0.87
Maximum Drawdown	-37.98%
Monthly Maximum Drawdown	-0.16%
Embedded Index Fee	---

Return Statistics

Annualized Return	-28.67%
Number of Positive Months	3
Number of Negative Months	10

Return

Daily Return	-0.46%
Month to Date Return	---
Quarter To Date Return	-8.24%
Year To Date Return	-8.24%
3 Month Return	-21.14%
6 Month Return	-20.15%
1 Year Return	-28.80%
3 Year Return	-18.39%
5 Year Return	78.60%


Index Levels**
120
110
100
90
80
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14
Selected Start Date: 02-01-2013 Selected End Date: 02-03-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-8.82	-3.59	—	—	—	—	—	—	—	—	—	—	-9.05
2013	—	-0.99	7.22	1.00	0.09	-13.67	-3.47	-8.88	11.89	2.01	-2.39	-12.59	-20.47

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first][trading][business] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the part 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- J.P. Morgan Turkish Equity Futures Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJMTREE	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan Turkish Equity Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Istanbul Stock Exchange 30 Stock Index (XU030 Index).

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
J.P. Morgan Turkish Equity Futures Tracker	48.33	03-Feb-2014	-28.87%	-28.80%	3	32.84%	-0.87	-37.98%	--


Index Levels**
120
110
100
90
80
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr


Drawdown
34%
32%
30%
28%
26%
24%
22%
20%
18%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- J.P. Morgan US 2Y Treasury Notes Futures Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	RFJPUS2E	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan US 2Y Treasury Note Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the 2 Year US Treasury Note contract

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods | Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	126.41	31-Jan-2014
High	126.47	29-Nov-2013
Low	125.62	05-Sep-2013
Start	126.19	31-Dec-2013
End	126.41	31-Jan-2014

Risk Measures

Volatility	0.53%
Sharpe Ratio	0.59
Maximum Drawdown	-0.44%
Monthly Maximum Drawdown	-0.00%
Embedded Index Fee	---

Return Statistics

Annualized Return	0.31%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	0.02%
Month to Date Return	---
Quarter To Date Return	0.17%
Year To Date Return	0.17%
3 Month Return	0.04%
6 Month Return	0.25%
1 Year Return	0.31%
3 Year Return	0.33%
5 Year Return	0.33%



Index Levels**
101
100.8
100.6
100.4
100.2
100
99.8
99.6
99.4
99.2
99
98.8
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	0.17	0.06	—	—	—	—	—	—	—	—	—	—	0.17
2013	—	0.04	-0.01	0.08	-0.14	-0.06	0.14	-0.07	0.24	0.07	0.07	-0.22	0.11

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- J.P. Morgan US 2Y Treasury Notes Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	RFJPUS2E	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan US 2Y Treasury Note Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the 2 Year US Treasury Note contract.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
J.P. Morgan US 2Y Treasury Notes Futures Tracker	126.41	31-Jan-2014	0.31%	0.31%	7	0.53%	0.59	-0.44%	-4 M -19 D

Index Levels**


100.8
100.4
100
99.6
99.2
98.8
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


4%
3%
2%
1%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Japanese Bond Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	JPY
Risk Method	None	**Bloomberg ID**	RFJPJPBE	**Reuters ID**		**Core Index**	No		

Description: The Japanese Government Bond Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the 10 Year Japanese Government Bond contract.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 03 February 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	175.75	03-Feb-2014
High	175.75	03-Feb-2014
Low	169.90	29-May-2013
Start	173.96	30-Dec-2013
End	175.75	03-Feb-2014

Risk Measures

Volatility	3.07%
Sharpe Ratio	0.56
Maximum Drawdown	-3.05%
Monthly Maximum Drawdown	-0.02%
Embedded Index Fee	---

Return Statistics

Annualized Return	1.70%
Number of Positive Months	8
Number of Negative Months	5

Return

Daily Return	0.03%
Month to Date Return	---
Quarter To Date Return	0.87%
Year To Date Return	0.87%
3 Month Return	0.21%
6 Month Return	2.05%
1 Year Return	1.71%
3 Year Return	6.89%
5 Year Return	9.74%


Index Levels**
103
102
101
100
99
98
97
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14
Selected Start Date: 02-01-2013 Selected End Date: 02-03-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	0.89	0.09	—	—	—	—	—	—	—	—	—	—	1.02
2013	—	0.60	0.34	-0.64	-1.53	0.37	0.65	0.51	0.48	0.66	0.02	-0.83	0.97

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the Index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic-return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Japanese Bond Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	JPY
Risk Method	None	**Bloomberg ID**	RFJPJPBE	**Reuters ID**		**Core Index**	No		

Description: The Japanese Government Bond Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the 10 Year Japanese Government Bond contract.

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with: None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Japanese Bond Futures Tracker	176.76	03-Feb-2014	1.70%	1.71%	8	3.07%	0.55	-3.05%	-3 M -7 D

Index Levels**


103
102
101
100
99
98
97
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13 Feb 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


3.2%
3%
2.8%
2.6%
2.4%
2.2%
2%
1.8%
1.6%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13 Feb 14

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Japanese Equity Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	JPY
Risk Method	None	**Bloomberg ID**	FTJGJPEE	**Reuters ID**		**Core Index**	No		

Description: The Japanese Equity Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the NIKKEI 225 Index.

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 03 February 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	16640.97	03-Feb-2014
High	18329.83	30-Dec-2013
Low	12399.50	05-Feb-2013
Start	18329.83	30-Dec-2013
End	16640.97	03-Feb-2014

Risk Measures

Volatility	27.69%
Sharpe Ratio	1.32
Maximum Drawdown	-20.20%
Monthly Maximum Drawdown	-0.12%
Embedded Index Fee	---

Return Statistics

Annualized Return	33.04%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	-2.38%
Month to Date Return	---
Quarter To Date Return	-8.26%
Year To Date Return	-8.26%
3 Month Return	2.43%
6 Month Return	4.38%
1 Year Return	33.25%
3 Year Return	48.05%
5 Year Return	102.48%


Index Levels**
150
140
130
120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14
Selected Start Date: 02-01-2013 Selected End Date: 02-03-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-7.00	-1.53	—	—	—	—	—	—	—	—	—	—	-9.21
2013	—	3.35	9.13	11.44	0.43	-3.62	2.54	-1.02	7.07	-0.21	8.29	3.83	57.32

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the Index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Japanese Equity Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Equity	Region	Asia	Strategy Style	Traditional Beta	Strategy Type	Access Beta	Currency	JPY
Risk Method	None	Bloomberg ID	FTJGJPEE	Reuters ID		Core Index	No		

Description: The Japanese Equity Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the NIKKEI 225 Index.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Japanese Equity Futures (G) Tracker	10,640.97	03-Feb-2014	33.04%	33.26%	7	27.09%	1.32	-20.20%	-2 M -3 D

Index Levels**


150
140
130
120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


28%
26%
24%
22%
20%
18%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Japanese Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	JPY
Risk Method	None	**Bloomberg ID**	FTJPJPEE	**Reuters ID**		**Core Index**	No		

Description: The Japanese Equity Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the NIKKEI 225 Index.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	15556.30	03-Feb-2014
High	17135.09	03-Jan-2014
Low	11625.48	05-Feb-2013
Start	17135.09	31-Dec-2013
End	15556.30	03-Feb-2014

Risk Measures

Volatility	26.90%
Sharpe Ratio	1.35
Maximum Drawdown	-20.26%
Monthly Maximum Drawdown	-0.12%
Embedded Index Fee	---

Return Statistics

Annualized Return	32.65%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	-2.36%
Month to Date Return	---
Quarter To Date Return	-9.21%
Year To Date Return	-9.21%
3 Month Return	2.36%
6 Month Return	4.24%
1 Year Return	32.65%
3 Year Return	46.33%
5 Year Return	96.30%


Index Levels**
150
140
130
120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14
Selected Start Date: 02-01-2013 Selected End Date: 02-03-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-7.00	-1.83	—	—	—	—	—	—	—	—	—	—	-8.21
2013	—	3.38	9.04	11.44	0.43	-3.80	2.84	-1.02	7.00	-0.21	8.29	3.76	55.86

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the Index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical , historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Japanese Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	JPY
Risk Method	None	**Bloomberg ID**	FTJPJPEE	**Reuters ID**		**Core Index**	No		

Description: The Japanese Equity Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the NIKKEI 225 Index.

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Japanese Equity Futures Tracker	15,666.30	03-Feb-2014	32.05%	32.85%	7	26.90%	1.36	-20.20%	-2 M -3 D

Index Levels**


150
140
130
120
110
100
90
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13 Feb 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


28%
26%
24%
22%
20%
18%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13 Feb 14

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Japanese Government Bond Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	JPY
Risk Method	None	**Bloomberg ID**	RFJGJPBE	**Reuters ID**		**Core Index**	No		

Description: The Japanese Government Bond Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the 10 Year Japanese Government Bond contract.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	181.40	03-Feb-2014
High	181.40	03-Feb-2014
Low	175.07	29-May-2013
Start	179.57	30-Dec-2013
End	181.40	03-Feb-2014

Risk Measures

Volatility	3.07%
Sharpe Ratio	0.62
Maximum Drawdown	-3.06%
Monthly Maximum Drawdown	-0.02%
Embedded Index Fee	---


Index Levels**
103
102
101
100
99
98
97
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14
Selected Start Date: 02-01-2013 Selected End Date: 02-03-2014

Return Statistics

Annualized Return	1.92%
Number of Positive Months	8
Number of Negative Months	5

Return

Daily Return	0.03%
Month to Date Return	---
Quarter To Date Return	0.87%
Year To Date Return	0.87%
3 Month Return	0.26%
6 Month Return	2.16%
1 Year Return	1.93%
3 Year Return	7.61%
5 Year Return	10.99%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	[illegible]	[illegible]	—	—	—	—	—	—	—	—	—	—	[illegible]
2013	—	0.50	0.40	-0.84	-1.53	0.43	0.65	0.51	0.54	0.66	0.02	-0.77	1.19

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Japanese Government Bond Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	JPY
Risk Method	None	**Bloomberg ID**	RFJGJPBE	**Reuters ID**		**Core Index**	No		

Description: The Japanese Government Bond Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the 10 Year Japanese Government Bond contract.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year — Start Date: dd-mmm-yyyy — End Date: dd-mmm-yyyy — OK

Compare with: None / Reference Indices / Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Japanese Government Bond Futures (G) Tracker	181.40	03-Feb-2014	1.82%	1.93%	8	3.07%	0.62	-3.06%	-3 M -14 D

Index Levels<>


103
102
101
100
99
98
97
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13 Feb 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


3.2%
3%
2.8%
2.6%
2.4%
2.2%
2%
1.8%
1.6%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13 Feb 14

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Japanese Money Market Futures (G) Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	JPY
Risk Method	None	**Bloomberg ID**	RFJGJPME	**Reuters ID**		**Core Index**	No		

Description: The Japanese Money Market Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Japanese Money Market.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	100.36	03-Feb-2014
High	100.40	02-Apr-2013
Low	100.34	26-Jun-2013
Start	100.36	30-Dec-2013
End	100.36	03-Feb-2014

Risk Measures

Volatility	0.07%
Sharpe Ratio	0.07
Maximum Drawdown	-0.06%
Monthly Maximum Drawdown	-0.00%
Embedded Index Fee	---

Return Statistics

Annualized Return	0.00%
Number of Positive Months	8
Number of Negative Months	5

Return

Daily Return	0.00%
Month to Date Return	---
Quarter To Date Return	0.00%
Year To Date Return	0.00%
3 Month Return	-0.01%
6 Month Return	0.00%
1 Year Return	0.00%
3 Year Return	0.03%
5 Year Return	0.03%


Index Levels**
100.04
100.03
100.02
100.01
100
99.99
99.98
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14
Selected Start Date: 02-01-2013 Selected End Date: 02-03-2014

Monthly and Annual Return Statistics

Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	0.00	0.00	—	—	—	—	—	—	—	—	—	—	0.00
2013	—	0.01	0.01	-0.02	-0.01	-0.01	0.02	-0.00	0.01	0.01	0.00	-0.02	0.00

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical backtested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the fist day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Japanese Money Market Futures (G) Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	JPY
Risk Method	None	**Bloomberg ID**	RFJGJPME	**Reuters ID**		**Core Index**	No		

Description: The Japanese Money Market Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Japanese Money Market.

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Japanese Money Market Futures (G) Tracker	100.36	03-Feb-2014	0.00%	0.00%	8	0.07%	0.07	-0.06%	–

Index Levels**


100.04
100.03
100.02
100.01
100
99.99
99.98
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13 Feb 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


0.084%
0.082%
0.08%
0.078%
0.076%
0.074%
0.072%
0.07%
0.068%
0.066%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13 Feb 14

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Korean Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJMSKEE	**Reuters ID**		**Core Index**	No		

Description: J.P. Morgan Korean Equity Futures Tracker is an efficient alternative for gaining exposure to the Korean equity market. It replicates the returns of a long position in the nearest month listed contract of Kospi 200 Index Futures.

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	92.17	03-Feb-2014
High	101.30	28-Feb-2013
Low	85.96	26-Jun-2013
Start	97.63	30-Dec-2013
End	92.17	03-Feb-2014

Risk Measures

Volatility	14.40%
Sharpe Ratio	-0.26
Maximum Drawdown	-15.14%
Monthly Maximum Drawdown	-0.12%
Embedded Index Fee	---

Return Statistics

Annualized Return	-5.09%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	-1.45%
Month to Date Return	---
Quarter To Date Return	-2.95%
Year To Date Return	-2.95%
3 Month Return	-6.86%
6 Month Return	-0.56%
1 Year Return	-5.12%
3 Year Return	-14.34%
5 Year Return	53.80%


Index Levels**
106
104
102
100
98
96
94
92
90
88
86
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14
Selected Start Date: 02-01-2013 Selected End Date: 02-03-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-4.20	-0.18	—	—	—	—	—	—	—	—	—	—	-5.59
2013	—	4.18	-2.39	-2.92	2.00	-8.49	2.65	1.03	3.96	2.21	0.49	-1.58	-1.90

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Korean Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJMSKEE	**Reuters ID**		**Core Index**	No		

Description: J.P. Morgan Korean Equity Futures Tracker is an efficient alternative for gaining exposure to the Korean equity market. It replicates the returns of a long position in the nearest month listed contract of Kospi 200 Index Futures.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods
Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Korean Equity Futures Tracker	92.17	03-Feb-2014	-6.09%	-6.12%	7	14.40%	-0.26	-15.14%	--

Index Levels**


106
102
98
94
90
86
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr

Drawdown


16.6%
16.2%
15.8%
15.4%
15%
14.6%
14.2%
13.8%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Singaporean Equity Futures MYR Index | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	MYR
Risk Method	None	**Bloomberg ID**	CUPSGEM	**Reuters ID**		**Core Index**	No		

Description: The index rolls the MSCI Singapore index futures contract with MYR/SGD FX striking twice a month

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 25 February 2013 — Export Current Statistics

Index Level Data

	Level	Date
Current	169.77	25-Feb-2013
High	171.37	20-Feb-2013
Low	168.49	08-Feb-2013
Start	165.17	28-Dec-2012
End	169.77	25-Feb-2013

Risk Measures

Volatility	9.87%
Sharpe Ratio	---
Maximum Drawdown	-0.95%
Monthly Maximum Drawdown	-0.01%
Embedded Index Fee	---

Return Statistics

Annualized Return	-0.36%
Number of Positive Months	0
Number of Negative Months	1

Return

Daily Return	-0.93%
Month to Date Return	---
Quarter To Date Return	---
Year To Date Return	---
3 Month Return	---
6 Month Return	---
1 Year Return	-0.02%
3 Year Return	0.50%
5 Year Return	84.77%


Index Levels**
101
100.8
100.6
100.4
100.2
100
99.8
99.6
99.4
99.2
99
98.8
01 Feb
08 Feb
15 Feb
22 Feb
Selected Start Date: 02-01-2013 Selected End Date: 02-25-2013

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	0.00	0.00	---	---	---	---	---	---	---	---	---	---	[illegible]

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2013	—	0.84	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2.79

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

[2] Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Singaporean Equity Futures MYR Index | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	Region	Asia	Strategy Style	Traditional Beta	Strategy Type	Access Beta	Currency	MYR
Risk Method	None	Bloomberg ID	CUPSGEM	Reuters ID		Core Index	No		

Description: The index rolls the MSCI Singapore index futures contract with MYR/SGD FX striking twice a month

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods
Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with
None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Singaporean Equity Futures MYR Index	189.77	25-Feb-2013	-0.38%	-0.02%	0	9.87%	---	-0.95%	-11 M -28 D

Index Levels[1]


100.8
100.4
100
99.6
99.2
98.8
01 Feb
08 Feb
15 Feb
22 Feb

Volatility(%)
1 M 3 M 6 M 1 Yr

Drawdown


12.24%
12.22%
12.2%
12.18%
12.16%
12.14%
12.12%
01 Feb
08 Feb
15 Feb
22 Feb

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Singaporean Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	SGD
Risk Method	None	**Bloomberg ID**	FTJMSGEE	**Reuters ID**		**Core Index**	No		

Description: J.P. Morgan Singaporean Equity Futures Tracker is an efficient alternative for gaining exposure to the Singaporean equity market. It replicates the returns of a long position in the nearest month listed contract of MSCI\x0aSingapore Futures.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 30 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	101.05	30-Jan-2014
High	113.47	20-May-2013
Low	99.62	24-Jun-2013
Start	107.16	31-Dec-2013
End	101.05	30-Jan-2014

Risk Measures

Volatility	11.67%
Sharpe Ratio	---
Maximum Drawdown	-12.21%
Monthly Maximum Drawdown	-0.07%
Embedded Index Fee	---

Return Statistics

Annualized Return	-5.39%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	-0.38%
Month to Date Return	---
Quarter To Date Return	-5.42%
Year To Date Return	-5.42%
3 Month Return	-6.26%
6 Month Return	-6.68%
1 Year Return	-5.37%
3 Year Return	-4.01%
5 Year Return	82.86%


Index Levels**
108
106
104
102
100
98
96
94
92
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-30-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2013	—	0.01	1.71	2.38	-3.10	-4.02	4.38	-5.83	5.09	2.17	-0.32	-0.86	3.23

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Singaporean Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Asia	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	SGD
Risk Method	None	**Bloomberg ID**	FTJMSGEE	**Reuters ID**		**Core Index**	No		

Description: J.P. Morgan Singaporean Equity Futures Tracker is an efficient alternative for gaining exposure to the Singaporean equity market. It replicates the returns of a long position in the nearest month listed contract of MSCI\x0aSingapore Futures.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Singaporean Equity Futures Tracker	101.05	30-Jan-2014	-5.39%	-5.37%	8	11.67%	—	-12.21%	–

Index Levels**


108
106
104
102
100
98
96
94
92
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


11.8%
11.6%
11.4%
11.2%
11%
10.8%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Swiss Bond Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	CHF
Risk Method	None	**Bloomberg ID**	FTJNCHBE	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan Swiss Bond Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Swiss Bond.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	186.21	31-Jan-2014
High	187.30	02-May-2013
Low	178.65	10-Sep-2013
Start	181.22	30-Dec-2013
End	186.21	31-Jan-2014

Risk Measures

Volatility	3.20%
Sharpe Ratio	---
Maximum Drawdown	-4.62%
Monthly Maximum Drawdown	-0.03%
Embedded Index Fee	---

Return Statistics

Annualized Return	1.52%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	0.27%
Month to Date Return	---
Quarter To Date Return	2.75%
Year To Date Return	2.75%
3 Month Return	1.78%
6 Month Return	2.98%
1 Year Return	1.52%
3 Year Return	19.60%
5 Year Return	19.60%


Index Levels**
104
103
102
101
100
99
98
97
96
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	2.75	0.57	—	—	—	—	—	—	—	—	—	—	2.75
2013	—	0.83	-0.02	1.24	-1.07	-2.27	-0.02	-0.28	0.73	0.98	0.48	-1.41	-3.28

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the Index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Swiss Bond Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	CHF
Risk Method	None	**Bloomberg ID**	FTJMCHBE	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan Swiss Bond Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Swiss Bond.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Swiss Bond Futures Tracker	106.21	31-Jan-2014	1.82%	1.82%	8	3.20%	—	-4.62%	—

Index Levels**


104
103
102
101
100
99
98
97
96
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


3.6%
3.4%
3.2%
3%
2.8%
2.6%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Swiss Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	CHF
Risk Method	None	**Bloomberg ID**	FTJMCHEE	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan Swiss Equity Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Swiss Market Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	9165.38	31-Jan-2014
High	9518.94	20-Jan-2014
Low	8049.30	07-Feb-2013
Start	9192.58	31-Dec-2013
End	9165.38	31-Jan-2014

Risk Measures

Volatility	14.24%
Sharpe Ratio	---
Maximum Drawdown	-13.57%
Monthly Maximum Drawdown	-0.08%
Embedded Index Fee	---

Return Statistics

Annualized Return	12.55%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	-0.38%
Month to Date Return	---
Quarter To Date Return	-0.54%
Year To Date Return	-0.54%
3 Month Return	-0.58%
6 Month Return	2.60%
1 Year Return	12.52%
3 Year Return	34.79%
5 Year Return	34.79%


Index Levels**
118
116
114
112
110
108
106
104
102
100
98
96
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-0.30	-0.17	—	—	—	—	—	—	—	—	—	—	-0.30
2013	—	1.85	4.29	2.61	1.00	-3.93	2.17	-0.73	3.18	2.87	0.33	-1.10	22.90

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical backtested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Swiss Equity Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	CHF
Risk Method	None	**Bloomberg ID**	FTJMCHEE	**Reuters ID**		**Core Index**	No		

Description: The J.P.Morgan Swiss Equity Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Swiss Market Index.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Swiss Equity Futures Tracker	9,165.38	31-Jan-2014	12.66%	12.62%	8	14.24%	—	-13.67%	0 M -22 D

Index Levels**


116
112
108
104
100
96
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr

Drawdown


14.2%
13.8%
13.4%
13%
12.6%
12.2%
11.8%
11.4%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- UK Bond Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	GBP
Risk Method	None	**Bloomberg ID**	RFJPUKBE	**Reuters ID**		**Core Index**	No		

Description: The UK Gilt Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the UK Gilt.

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	154.04	31-Jan-2014
High	164.59	02-May-2013
Low	146.02	27-Dec-2013
Start	146.69	31-Dec-2013
End	154.04	31-Jan-2014

Risk Measures

Volatility	6.76%
Sharpe Ratio	-0.26
Maximum Drawdown	-10.07%
Monthly Maximum Drawdown	-8.05%
Embedded Index Fee	---

Return Statistics

Annualized Return	-2.38%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	0.38%
Month to Date Return	---
Quarter To Date Return	3.63%
Year To Date Return	3.63%
3 Month Return	0.29%
6 Month Return	0.25%
1 Year Return	-2.31%
3 Year Return	10.80%
5 Year Return	28.67%


Index Levels**
106
104
102
100
98
96
94
92
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	3.00	0.89	---	---	---	---	---	---	---	---	---	---	3.00
2013	-2.45	1.05	1.79	1.04	-2.87	-3.17	0.70	-1.36	-0.02	0.05	-1.14	-0.28	-7.71

(*) Calculation descriptions

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.50% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical,

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to assess the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- UK Bond Futures Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	Region	EMEA	Strategy Style	Traditional Beta	Strategy Type	Access Beta	Currency	GBP
Risk Method	None	Bloomberg ID	RFJPUKBE	Reuters ID		Core Index	No		

Description: The UK Gilt Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the UK Gilt.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
UK Bond Futures Tracker	184.04	31-Jan-2014	-2.30%	-2.30%	7	8.79%	-0.28	-10.07%	--



Index Levels**
106
104
102
100
98
96
94
92
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

○ 1M ○ 3M ○ 6M ◉ 1Yr



Drawdown
8.8%
8.4%
8%
7.6%
7.2%
6.8%
6.4%
6%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

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Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

- UK Equity Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	GBP
Risk Method	None	**Bloomberg ID**	FTJOUKEE	**Reuters ID**		**Core Index**	No		

Description: The UK Equity Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the FTSE 100 Index.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	6308.74	31-Jan-2014
High	6624.74	20-Jan-2014
Low	5771.70	24-Jan-2013
Start	6542.20	31-Dec-2013
End	6308.74	31-Jan-2014

Risk Measures

Volatility	12.20%
Sharpe Ratio	0.51
Maximum Drawdown	-11.69%
Monthly Maximum Drawdown	-8.88%
Embedded Index Fee	—

Return Statistics

Annualized Return	6.21%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	-0.44%
Month to Date Return	—
Quarter To Date Return	-3.14%
Year To Date Return	-3.14%
3 Month Return	-2.87%
6 Month Return	-1.05%
1 Year Return	5.46%
3 Year Return	17.64%
5 Year Return	84.69%


Index Levels**
114
112
110
108
106
104
102
100
98
96
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-3.57	-0.87	—	—	—	—	—	—	—	—	—	—	-3.57
2013	7.05	1.57	0.90	0.51	2.98	-5.61	6.52	-2.07	0.75	4.34	-0.88	1.47	17.90

(*) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.50% per annum which may have a considerable impact on the level of the index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the index. The Number of Negative Months during the term of a financial instrument linked to the performance of the index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical,

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months][full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline [(This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.)] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, would be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 8% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

This material is not a product of J.P. Morgan Research Departments

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Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- UK Equity Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	GBP
Risk Method	None	**Bloomberg ID**	FTJOUKEE	**Reuters ID**		**Core Index**	No		

Description: The UK Equity Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a national investment in the near month futures contract on the FTSE 100 Index.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
UK Equity Futures (G) Tracker	6,000.74	01-Jan-2014	6.21%	6.21%	7	12.20%	0.51	-11.68%	-3 M -7 D

Index Levels**


114
112
110
108
106
104
102
100
98
96
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr

Drawdown


13.8%
13.4%
13%
12.6%
12.2%
11.8%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 1

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- UK Equity Futures Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	GBP
Risk Method	None	**Bloomberg ID**	FTJPUKEE	**Reuters ID**		**Core Index**	No		

Description: The UK Equity Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the FTSE 100 Index.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods | Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014 | Export Current Statistics

Index Level Data

	Level	Date
Current	5968.42	31-Jan-2014
High	6267.37	28-Jan-2014
Low	5468.74	24-Jun-2013
Start	6169.26	31-Dec-2013
End	5968.42	31-Jan-2014

Risk Measures

Volatility	14.78%
Sharpe Ratio	0.46
Maximum Drawdown	-11.78%
Monthly Maximum Drawdown	-8.08%
Embedded Index Fee	—

Return Statistics

Annualized Return	5.88%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	-0.44%
Month to Date Return	—
Quarter To Date Return	-3.14%
Year To Date Return	-3.14%
3 Month Return	-2.85%
6 Month Return	-1.21%
1 Year Return	5.13%
3 Year Return	16.45%
5 Year Return	61.36%



Index Levels**
114
112
110
108
106
104
102
100
98
96
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-3.27	-0.87	—	—	—	—	—	—	—	—	—	—	-3.27
2013	7.26	1.57	0.00	0.51	2.00	-5.60	5.52	-2.37	0.86	4.04	-3.05	1.30	17.53

(i) Calculation descriptions

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each (rolling) monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the index are reduced by a daily adjustment factor of 3.50% per annum which may have a considerable impact on the level of the index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the index. The Number of Negative Months during the term of a financial instrument linked to the performance of the index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3-Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 3-Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6-Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 6-Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical,

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the Index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the Index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 8% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

This material is not a product of J.P. Morgan Research Departments

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Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

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- UK Equity Futures Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	GBP
Risk Method	None	**Bloomberg ID**	FTJPUKEE	**Reuters ID**		**Core Index**	No		

Description: The UK Equity Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the FTSE 100 index.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
UK Equity Futures Tracker	5,060.42	01-Jan-2014	5.06%	6.86%	7	14.70%	0.40	-11.76%	-3 M -7 D

Index Levels**


114
112
110
108
106
104
102
100
98
96
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


15%
14.6%
14.2%
13.8%
13.4%
13%
12.6%
12.2%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- UK Gilt Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	GBP
Risk Method	None	**Bloomberg ID**	RPJGUKBE	**Reuters ID**		**Core Index**	No		

Description: The UK Gilt Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the UK Gilt.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods | Export Complete Index History

Select Time Period: 1 Year | Start Date: dd.mmm.yyyy | End Date: dd.mmm.yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014 | Export Current Statistics

Index Level Data

	Level	Date
Current	160.52	31-Jan-2014
High	171.15	02-May-2013
Low	154.25	27-Dec-2013
Start	154.55	31-Dec-2013
End	160.52	31-Jan-2014

Risk Measures

Volatility	8.77%
Sharpe Ratio	-0.23
Maximum Drawdown	-8.67%
Monthly Maximum Drawdown	-0.05%
Embedded Index Fee	—

Return Statistics

Annualized Return	-2.02%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	0.38%
Month to Date Return	—
Quarter To Date Return	3.63%
Year To Date Return	3.63%
3 Month Return	0.38%
6 Month Return	0.39%
1 Year Return	-2.04%
3 Year Return	19.78%
5 Year Return	30.48%



Index Levels**
106
104
102
100
98
96
94
92
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	3.59	0.98	—	—	—	—	—	—	—	—	—	—	3.58
2013	-2.14	1.12	1.79	1.04	-2.80	-0.38	0.69	-1.23	-0.82	0.18	-1.27	-2.28	-7.45

** Calculation descriptions

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally linear for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.50% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical,

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the index. There is no guarantee that the index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the index. The performance of the index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

This material is not a product of J.P. Morgan Research Departments

J.P. Morgan | Terms of Use | Disclosures | Privacy Policy | Mobile | Feedback
Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- UK Gilt Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	GBP
Risk Method	None	**Bloomberg ID**	RFJGUKGF	**Reuters ID**		**Core Index**	No		

Description: The UK Gilt Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the UK Gilt.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
UK Gilt Futures (G) Tracker	160.02	31-Jan-2014	-2.02%	-2.02%	7	8.77%	-0.23	-8.07%	--

Index Levels**


106
104
102
100
98
96
94
92
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr

Drawdown


8.8%
8.4%
8%
7.6%
7.2%
6.8%
6.4%
6%
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

US 30Y Treasury Bond Futures Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJMUTBE	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan US 30 Treasury Bond Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the 30 Year US Treasury Bond Futures contract.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	228.63	31-Jan-2014
High	246.33	02-May-2013
Low	217.89	06-Sep-2013
Start	219.59	31-Dec-2013
End	228.63	31-Jan-2014

Risk Measures

Volatility	8.42%
Sharpe Ratio	0.38
Maximum Drawdown	-12.26%
Monthly Maximum Drawdown	-6.06%
Embedded Index Fee	---

Return Statistics

Annualized Return	-3.31%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	0.24%
Month to Date Return	---
Quarter To Date Return	3.86%
Year To Date Return	3.86%
3 Month Return	0.96%
6 Month Return	2.04%
1 Year Return	-2.88%
3 Year Return	21.88%
5 Year Return	21.13%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	4.12	0.73	---	---	---	---	---	---	---	---	---	---	4.12
2013	-2.73	1.22	0.48	2.78	-4.88	-2.99	-1.31	-0.58	1.11	1.05	-1.97	-1.88	-9.57

(i) Calculation descriptions

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the index are reduced by a daily adjustment factor of 0.50% per annum which may have a considerable impact on the level of the index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the index. The Number of Negative Months during the term of a financial instrument linked to the performance of the index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical,

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

This material is not a product of J.P. Morgan Research Departments.

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

- US 30Y Treasury Bond Futures Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJMUTBE	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan US 30 Treasury Bond Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the 30 Year US Treasury Bond Futures contract.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with
None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
US 30Y Treasury Bond Futures Tracker	228.50	31-Jan-2014	-3.01%	-0.31%	7	0.42%	-0.39	-12.26%	--

Index Levels**


108
106
104
102
100
98
96
94
92
90
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

US Bond Futures Tracker | Index Family : Futures Trackers

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	RFJPUSBE	**Reuters ID**		**Core Index**	No		

Description: The US Treasury Note Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the 10 Year US Treasury Note contract.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	212.11	31-Jan-2014
High	219.79	02-May-2013
Low	204.51	06-Sep-2013
Start	207.56	31.Dec.2013
End	212.11	31.Jan.2014

Risk Measures

Volatility	5.35%
Sharpe Ratio	0.18
Maximum Drawdown	-6.96%
Monthly Maximum Drawdown	-8.03%
Embedded Index Fee	---

Return Statistics

Annualized Return	-0.96%
Number of Positive Months	6
Number of Negative Months	7

Return

Daily Return	0.24%
Month to Date Return	---
Quarter To Date Return	2.86%
Year To Date Return	2.86%
3 Month Return	0.14%
6 Month Return	1.15%
1 Year Return	-0.84%
3 Year Return	14.20%
5 Year Return	10.54%


Index Levels**
104
102
100
98
96
94
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-21-2013 Selected End Date: 01-21-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	2.20	0.54	---	---	---	---	---	---	---	---	---	---	2.20
2013	-1.15	1.02	0.50	1.84	-2.48	-2.05	-0.18	-0.86	1.76	0.77	-0.61	-1.58	-4.16

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.60% per annum which may have a considerable impact on the level of the index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical,

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.

Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 370-3529.

Use of Simulated Returns

Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure

We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

This material is not a product of J.P. Morgan Research Departments

J.P. Morgan | Terms of Use | Disclosures | Privacy Policy | Mobile | Feedback
Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

US Bond Futures Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	RFJPUSBE	**Reuters ID**		**Core Index**	No		

Description: The US Treasury Note Futures Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the 10 Year US Treasury Note contract.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
US Bond Futures Tracker	212.11	31-Jan-2014	-0.95%	-0.96%	8	5.35%	-0.18	-6.95%	--

Index Levels**


104
102
100
98
96
94
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


5.4%
5.2%
5%
4.8%
4.6%
4.4%
4.2%
4%
3.8%
3.6%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

- US Equity Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	Americas	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJGUSEE	**Reuters ID**		**Core Index**	No		

Description: The US Equity Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the S&P 500 Index (SPX Index).

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	1574.96	31-Jan-2014
High	1632.59	15-Jan-2014
Low	1299.82	25-Feb-2013
Start	1632.14	31-Dec-2013
End	1574.96	31-Jan-2014

Risk Measures

Volatility	11.38%
Sharpe Ratio	1.83
Maximum Drawdown	-5.60%
Monthly Maximum Drawdown	-8.05%
Embedded Index Fee	---

Return Statistics

Annualized Return	20.69%
Number of Positive Months	10
Number of Negative Months	3

Return

Daily Return	-0.28%
Month to Date Return	---
Quarter To Date Return	-2.74%
Year To Date Return	-2.74%
3 Month Return	1.88%
6 Month Return	5.04%
1 Year Return	19.62%
3 Year Return	43.88%
5 Year Return	135.15%


Index Levels**
126
122
118
114
110
106
102
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-0.50	-0.00	—	—	—	—	—	—	—	—	—	—	-0.50
2013	5.15	1.34	0.61	1.89	2.24	-1.47	5.00	-2.81	3.04	4.60	3.03	2.41	31.52

(*) Calculation descriptions

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.50% per annum which may have a considerable impact on the level of the index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical,

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months][full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one-month, three-month, six-month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

This material is not a product of J.P. Morgan Research Departments

J.P. Morgan | Terms of Use | Disclosures | Privacy Policy | Mobile | Feedback
Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

US Equity Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	Americas	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJGUSEE	**Reuters ID**		**Core Index**	No		

Description: The US Equity Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the S&P 500 Index (SPX Index).

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with

None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
US Equity Futures (G) Tracker	1,671.98	31-Jan-2014	20.60%	20.60%	10	11.30%	1.83	-5.62%	-8 M -27 D

Index Levels**


126
122
118
114
110
106
102
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


14%
13.6%
13.2%
12.8%
12.4%
12%
11.6%
11.2%
10.8%
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

US Money Market Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	RFJGUSME	**Reuters ID**		**Core Index**	No		

Description: The US Money Market Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the US Money Market.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	103.64	31-Jan-2014
High	103.64	31-Jan-2014
Low	103.34	21-Oct-2013
Start	103.61	31-Dec-2013
End	103.64	31-Jan-2014

Risk Measures

Volatility	0.48%
Sharpe Ratio	0.38
Maximum Drawdown	-0.27%
Monthly Maximum Drawdown	-0.08%
Embedded Index Fee	—

Return Statistics

Annualized Return	0.15%
Number of Positive Months	8
Number of Negative Months	5

Return

Daily Return	0.01%
Month to Date Return	—
Quarter To Date Return	0.03%
Year To Date Return	0.03%
3 Month Return	0.01%
6 Month Return	0.08%
1 Year Return	0.15%
3 Year Return	0.55%
5 Year Return	2.49%


Index Levels**
101
100.8
100.6
100.4
100.2
100
99.8
99.6
99.4
99.2
99
98.8
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	0.03	0.01	—	—	—	—	—	—	—	—	—	—	0.03
2013	-0.01	0.01	-0.02	0.09	-0.01	-0.01	0.04	0.01	0.02	0.04	0.01	-0.03	0.12

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the data shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.60% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical,

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

historical index levels and not actual index levels. There is no guarantee that the index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

This material is not a product of J.P. Morgan Research Departments

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Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- US Money Market Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	RFJOUSME	**Reuters ID**		**Core Index**	No		

Description: The US Money Market Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the US Money Market.

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
US Money Market Futures (G) Tracker	103.64	31-Jan-2014	0.10%	0.10%	8	0.40%	0.38	-0.27%	-3 M -14 D

Index Levels**


100.8
100.4
100
99.6
99.2
98.8
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


0.4%
0.36%
0.32%
0.28%
0.24%
0.2%
0.16%
0.12%
0.08%
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

Copyright © 2013, 2014 JPMorgan Chase & Co. All Rights Reserved

US Small Cap 1 Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	Americas	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJGUSSE	**Reuters ID**		**Core Index**	No		

Description: The US Small Cap Equities Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Russell 2000 Index.

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	1144.49	31-Jan-2014
High	1195.21	22-Jan-2014
Low	896.03	25-Feb-2013
Start	1178.96	31-Dec-2013
End	1144.49	31-Jan-2014

Risk Measures

Volatility	15.11%
Sharpe Ratio	1.80
Maximum Drawdown	-5.46%
Monthly Maximum Drawdown	-0.05%
Embedded Index Fee	---

Return Statistics

Annualized Return	27.13%
Number of Positive Months	10
Number of Negative Months	3

Return

Daily Return	-0.08%
Month to Date Return	---
Quarter To Date Return	-1.04%
Year To Date Return	-1.04%
3 Month Return	3.63%
6 Month Return	7.37%
1 Year Return	26.03%
3 Year Return	49.44%
5 Year Return	174.55%


Index Levels**
134
130
126
122
118
114
110
106
102
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-2.85	-0.74	---	---	---	---	---	---	---	---	---	---	-2.85
2013	0.22	1.12	4.04	-0.46	4.02	-0.49	7.00	-3.15	0.40	2.40	4.00	2.05	28.13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.60% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical,

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historical index levels and not actual index levels. There is no guarantee that the index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

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This material is not a product of J.P. Morgan Research Departments.

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US Small Cap 1 Futures (G) Tracker | Index Family : Futures Trackers

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Asset Class	Equity	**Region**	Americas	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	FTJGUSSC	**Reuters ID**		**Core Index**	No		

Description: The US Small Cap Equities Futures (G) Tracker is a non discretionary strategy designed to replicate the performance of a notional investment in the near month futures contract on the Russell 2000 Index.

SUMMARY | ANALYSIS & COMPARISIONS

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Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

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(•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
US Small Cap 1 Futures (G) Tracker	1,141.40	31-Jan-2014	27.13%	27.13%	10	16.11%	1.80	-8.49%	-3 M 8 D

Index Levels**


134
130
126
122
118
114
110
106
102
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

Volatility(%)

( ) 1M ( ) 3M ( ) 6M (•) 1Yr

Drawdown


18.2%
17.6%
17%
16.4%
15.8%
15.2%
14.6%
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

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